================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2004


                            ------------------------


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


                            ------------------------


            Cayman Islands                1-10809              98-0191089
    (State or other jurisdiction        (Commission         (I.R.S. Employer
          of incorporation)              File Number)      Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Entry into a Material Definitive Agreement.

     On September 22, 2004, XL Capital Ltd, a Cayman Islands exempted limited company (the "Company") entered into a First Supplemental Indenture (the "Supplemental Indenture") to the Indenture, dated as of May 23, 2001 (the "Indenture"), between the Company and U.S. Bank National Association, as Trustee, relating to the issuance of the Company's Zero-Coupon Convertible Debentures due 2021 (the "Debentures"). The Indenture provides holders of the Debentures with the right, under certain circumstances, to require the Company to purchase the Debentures (i) upon a Change in Control (as defined in the Indenture) and (ii) on certain specified dates. Pursuant to the Indenture, the Company had the right to elect to pay the purchase price payable upon exercise of such put rights in cash or the Company's ordinary shares, or, in the case of the put right described clause (ii) above, a combination thereof. Pursuant to the terms of the Supplemental Indenture, the Company has surrendered the right to elect to pay such amounts in ordinary shares and will instead pay such amounts, if required, in cash. Payment of such amounts in cash is consistent with the Company's previously disclosed intentions. The Supplemental Indenture does not affect the Company's obligation to deliver ordinary shares upon conversion of the Debentures should they become convertible. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
      -----------         -----------

          4.1 First Supplemental Indenture, dated September 22, 2004, to the Indenture, dated May 23, 2001, between the Company and U.S. Bank National Association, as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 22, 2004

                                  XL CAPITAL LTD
                                   (Registrant)


                                  By:   /s/ Paul S. Giordano
                                        ---------------------------------
                                        Name:  Paul S. Giordano
                                        Title: Executive Vice President,
                                               General Counsel & Secretary